SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             June 26, 2001
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Date of earliest event reported:            June 26, 2001
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                              Weiner's Stores, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Delaware                                0-23671                    76-0355003
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                           Identification No.)


6005 Westview Drive, Houston, Texas                                   77055
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code   (713) 688-1331
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

80289.0003
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events
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         On June 26, 2001, Weiner's Stores, Inc. (the "Company") issued a press release announcing that the Company planned to cease all business operations and proceed with an orderly wind-down of its business and a sale of its assets. The Company soon expects to file, in its current Chapter 11 case (00-3955-PJW) in the United States Bankruptcy Court for the District of Delaware, the motions necessary to execute an orderly wind-down of its business and sale of substantially all its assets. The Company and its Board of Directors had explored a wide variety of options, including partial liquidation around a smaller group of core stores, a financial sale of all or part of its business, or an equity infusion, before determining that an orderly wind-down of operations offered the best alternative for the benefit of its secured lenders and creditors. The Company cannot predict the extent to which the sale of its assets would be sufficient to satisfy the claims of all creditors. However, the Company expects that no assets would be available for distribution to stockholders. The Company filed a voluntary Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware on October 16, 2000. Filed herewith is such press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

     Exhibit number        Description
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         99.1              Press release issued by the Company on June 26, 2001







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WEINER'S STORES, INC.


                                  By: /s/ Michael S. Marcus
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                                      Michael S. Marcus
                                      Vice President, Chief Financial Officer,
                                      Treasurer and Secretary

Dated: June 26, 2001





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                                  EXHIBIT INDEX


     Exhibit number        Description
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         99.1              Press release issued by the Company on June 26, 2001













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